Note 17 - Earnings (Loss) Per Share (Q2)	6 Months Ended
Jun. 30, 2020
LOSS PER SHARE:
Earnings (Loss) Per Share
17. Earnings (loss) per share

Basic net loss per share is computed by dividing the net loss attributable to common stockholders by the weighted average number of shares of common stock outstanding for the period. Diluted net loss per share reflects the potential dilution that could occur if securities or other instruments to issue common stock were exercised or converted into common stock. Potentially dilutive securities are excluded from the computation of diluted net loss per share as their inclusive would be anti-dilutive and consist of the following:

	June 30, 2020	June 30, 2019
Stock options	34,168,385	32,183,385
Preferred stock conversion	17,500,000	—
Warrants	9,374,091	68,357,635
Convertible promissory notes	5,227,200	26,004,347
Short term notes payable	2,250,000	—
Anti-dilutive equity securities	68,519,676	126,545,367